Exhibit 10.6

To:	MedImmune, Inc.

One MedImmune Way

Gaithersburg, MD 20878

Attn: Mr. Tim Pearson, Vice President Finance and Treasurer

Telephone: (301) 398-4470

Facsimile: (301) 398-9470

From:	UBS AG, London Branch

c/o UBS Securities LLC

299 Park Avenue

New York, NY 10171

Attn: Adam Frieman

Telephone: (212) 821-2100

Facsimile: (212) 821-4610

Re:	Amendment to Issuer Warrant Transaction

This amendment (this “Amendment”) is made as of this 26th day of June, 2006, between UBS AG acting through its London Branch (“Dealer”), represented by UBS Securities LLC as its agent, and MedImmune, Inc. (“Issuer”).

WHEREAS, Dealer and Issuer are parties to a Confirmation dated as of June 22, 2006 (UBS Reference Number: ____________) (the “Confirmation”) relating to Warrants issued by Issuer to Dealer, the first scheduled Expiration Date for which is October 14, 2013;

WHEREAS, the parties wish to amend the Confirmation on the terms and conditions set forth in this Amendment;

NOW, THEREFORE, in consideration of their mutual covenants herein contained, the parties hereto agree as follows:

Section 1. Terms Used but Not Defined Herein. Terms used but not defined herein shall have the respective meanings given to them in the Confirmation.

Section 2. Amendment to the Confirmation.

(a)	The “Premium” under the Confirmation shall be USD53,791,250. For the avoidance of doubt, the Premium per Warrant set forth in the Confirmation shall remain unchanged.

(b)	Annex A to the Confirmation shall be replaced in its entirety with Annex A to this Amendment.

Section 3. Effectiveness. This Amendment shall become effective upon execution by the parties hereto.

Section 4. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all of the signatures thereto and hereto were upon the same instrument.

Section 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Section 6. Effectiveness of Confirmation. Except as amended hereby, all the terms of the Confirmation shall remain and continue in full force and effect and are hereby confirmed in all respects.

Issuer hereby agrees (a) to check this Amendment carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing (in the exact form provided by Dealer) correctly sets forth the terms of the agreement between Dealer and Issuer with respect to the Transaction, by manually signing this Amendment or this page hereof as evidence of agreement to such terms and providing the other information requested herein and immediately returning an executed copy to Equity Risk Management (Corporates), Facsimile No. (212) 821-4610.

Yours faithfully,

UBS AG, LONDON BRANCH

By:	/s/: Bennett Lieberman________

Name: Bennett Lieberman

Title: Managing Director

By:	/s/: Brian Ward______________

Name: Brian Ward

Title: Executive Director

UBS SECURITIES LLC, as agent

By:	/s/: Bennett Lieberman________

Name: Bennett Lieberman

Title: Managing Director

By:	/s/: Brian Ward______________

Name: Brian Ward

Title: Executive Director

Agreed and Accepted By:

MEDIMMUNE, INC.

By:	/s/: Lota S. Zoth________________

Name: Lota S. Zoth

Title: Senior Vice President and Chief Executive Officer

Annex A

For each Component of the Transaction, the Number of Warrants and Expiration Date is set forth below.

Component Number	Number of Warrants	Expiration Date

1	287,192	October 14, 2013
2	287,192	October 15, 2013
3	287,192	October 16, 2013
4	287,192	October 17, 2013
5	287,192	October 18, 2013
6	287,192	October 21, 2013
7	287,192	October 22, 2013
8	287,192	October 23, 2013
9	287,192	October 24, 2013
10	287,192	October 25, 2013
11	287,192	October 28, 2013
12	287,192	October 29, 2013
13	287,192	October 30, 2013
14	287,192	October 31, 2013
15	287,192	November 1, 2013
16	287,192	November 4, 2013
17	287,192	November 5, 2013
18	287,192	November 6, 2013
19	287,193	November 7, 2013
20	287,193	November 8, 2013
21	287,193	November 12, 2013
22	287,193	November 13, 2013
23	287,193	November 14, 2013
24	287,193	November 15, 2013
25	287,193	November 18, 2013
26	287,193	November 19, 2013
27	287,193	November 20, 2013
28	287,193	November 21, 2013
29	287,193	November 22, 2013
30	287,193	November 25, 2013

A-1